                                    GUARANTEE

     For value received, each Guarantor (which term includes any successor
Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of December 8, 2005 (the "Indenture"), among OrCal Geothermal Inc., the Guarantors listed on the signature page thereto, and Union Bank of California, N.A., as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Senior Secured Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal, premium, if any, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the
Issuer to the Holders or the Trustee all in accordance with the terms of the
Indenture and (b) in case of any extension of time of payment or renewal of any
Senior Secured Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.
The obligations of the Guarantors to the Holders of Senior Secured Notes and to
the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Senior Secured Note, by
accepting the same, (a) agrees to and shall be bound by such provisions and (b)
appoints the Trustee attorney-in-fact of such Holder for such purpose.

                             [SIGNATURES TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered by their respective authorized officers as of the date first written above.

                                        ORHEBER 1 INC.,
                                           as a Guarantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ORHEBER 2 INC.,
                                           as a Guarantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        SECOND IMPERIAL GEOTHERMAL COMPANY,
                                           as a Guarantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        HEBER FIELD COMPANY,
                                           as a Guarantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        HEBER GEOTHERMAL COMPANY,
                                           as a Guarantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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